UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2017

Hercules Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-00702	74-3113410
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Hamilton Ave., Suite 310 Palo Alto, CA	94301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 289-3060

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07

On December 13, 2017, Hercules Capital, Inc., a Maryland corporation, (the “Company”), held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). As of October 30, 2017, the record date for the Annual Meeting, 84,162,661 shares of the Company’s common stock were outstanding and entitled to vote. The following matters were submitted at the Annual Meeting, including any adjournments thereof, to the stockholders for consideration to:

1.	Elect two directors who will serve for the terms specified, or until his or her successor is elected and qualified: Robert P. Badavas and Jorge Titinger for a term expiring 2020.

2.	Approve, on an advisory basis, the compensation of the Company’s named executive officers.

3.	Approve, on an advisory basis, the frequency of the executive compensation advisory vote.

4.	Ratify the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent public accounting firm for the year ending December 31, 2017.

Robert P. Badavas and Jorge Titinger were each elected to serve as a director for the term specified above, or until their successor is elected and qualified, and proposals 2, 3 and 4 were approved by the Company’s stockholders. The detailed voting results of the shares voted with regards to each of these matters are as follows:

1.	Election of Directors

	For	Withhold
Robert P. Badavas	36,132,559	1,095,038
Jorge Titinger	36,196,329	1,031,268

Continuing directors are as follows: Manuel A. Henriquez, Joseph F. Hoffman, Thomas J. Fallon, Doreen Woo Ho, Brad Koenig and Allyn C. Woodward.

2.	Approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain
34,414,498	2,160,559	652,540

The Company’s named executive officer compensation was approved.

3.	Approve, on an advisory basis, the frequency of the executive compensation advisory vote.

One Year	Two Years	Three Years	Abstain
34,685,928	497,446	1,507,954	536,269

The frequency of one year was approved.

4.	Ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent public accounting firm.

For	Against	Abstain
73,900,779	503,622	562,508

The appointment of PricewaterhouseCoopers was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES CAPITAL, INC.

December 13, 2017	By:	/s/ Melanie Grace
Melanie Grace
General Counsel